UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 11, 2008
                                                         ----------------

                            NESS ENERGY INTERNATIONAL
               (Exact Name of Registrant as Specified in Charter)

         Washington                    035-3634               91-1067265
----------------------------          -----------          -------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)

1508 Santa Fe, Suite 202, Weatherford, Texas                   76086
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  (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (817) 550-1704

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 9.01.  Financial Statements and Exhibits

(c) Exhibits:

Exhibit 99.1  Press Release

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 11, 2008                 NESS ENERGY INTERNATIONAL



                                        By: /s/ Alan D. Stricklin
                                           ------------------------
                                           Name Alan D. Stricklin
                                           Title President